United States
               SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C. 20549



                           FORM 8-K

                        CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest Event Reported)  October 22, 2003
   ------------------------------------------------  ----------------



                   NORTHERN EMPIRE BANCSHARES
      ----------------------------------------------------
     (Exact name of registrant as specified in its charter)


   CALIFORNIA                     2-91196               94-2830529
----------------------------    -----------         ------------------
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)                File Number)       Identification No.)




        801 Fourth Street, Santa Rosa, California   95404
       -----------------------------------------------------
      (Address of principal executive offices)     (Zip code)


     Registrant's telephone number, including area code (707) 579-2265
     -----------------------------------------------------------------

      -----------------------------------------------------------
      Former Name or former address, if changed since last report


ITEM 5.   Other Events

     On October 21, 2003, the Board of Directors of the Corporation declared a two for one stock split to shareholders of record on December 1, 2003 payable on December 15, 2003. A copy of the press release is attached as an exhibit.

     On October 21, 2003, the Board of Directors of the Corporation accepted the resignation of director William P. Gallaher and expressed the Board's thanks for his fifteen years of service on the Board of Sonoma National Bank. Mr. Gallaher resigned to pursue other business interests.

ITEM 7.   Financial Statements and Exhibits

          ( c) Exhibit 99 Press Release dated October 22, 2003



                          Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        NORTHERN EMPIRE BANCSHARES

Date:  October 22, 2003
                                   /s/ Deborah A. Meekins
                                   -----------------------------------
                                          Deborah A. Meekins
                                   President & Chief Executive Officer




EXHIBIT INDEX

Exhibit No.   Subject Matter

99       Press Release dated October 22, 2003

Exhibit 99

PRESS RELEASE   October 22, 2003


NORTHERN EMPIRE BANCSHARES DECLARES STOCK SPLIT

The Board of Directors of Northern Empire Bancshares, the parent company of Sonoma National Bank, has declared a 2 for 1 stock split to shareholders of record on December 1, 2003. The distribution of new shares will be mailed on approximately December 15, 2003, directly from our transfer agent.